UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 17, 2005

                          IMCLONE SYSTEMS INCORPORATED
               (Exact name of Registrant as Specified in Charter)

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

       DELAWARE                   0-19612                     04-2834797
(State of incorporation or  (Commission File Number)   (I.R.S. Employer Identification
   organization)                                                    No.)
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                          180 VARICK STREET, 6TH FLOOR
                            NEW YORK, NEW YORK 10014
               (Address of Principal Executive Offices)(Zip Code)

                                 (212) 645-1405
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 17, 2005, the Company entered into a five year, multi-product supply agreement with Lonza Biologics PLC (the "Agreement") for the manufacture of biological material at the 5000 liter scale. The Company has discretion over which products to manufacture, which may include later-stage clinical production of its antibodies currently in Phase I clinical testing and those nearing Phase I testing.

      The notional value of producing all batches allocated under the Agreement is approximately $68 million, unless terminated earlier. To the extent the production capacity is used to produce pipeline product candidates, those costs will be accounted for as a component of research and development expense. Costs expected to be incurred under the Agreement in 2005 were factored into previously disclosed research and development expense estimates of $100 million for the year.

FORWARD-LOOKING STATEMENTS

     CERTAIN MATTERS DISCUSSED IN THIS REPORT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED UPON REASONABLE ASSUMPTIONS IT CAN GIVE NO ASSURANCE THAT ITS EXPECTATIONS WILL BE ACHIEVED. FORWARD-LOOKING INFORMATION IS SUBJECT TO CERTAIN RISKS, TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. MANY OF THESE FACTORS ARE BEYOND THE COMPANY'S ABILITY TO CONTROL OR PREDICT. IMPORTANT FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY AND COULD IMPACT THE COMPANY AND THE STATEMENTS CONTAINED IN THIS REPORT CAN BE FOUND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING QUARTERLY REPORTS ON FORM 10-Q, CURRENT REPORTS ON FORM 8-K AND ANNUAL REPORTS ON FORM 10-K. FOR FORWARD-LOOKING STATEMENTS IN THIS REPORT, THE COMPANY CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE OR SUPPLEMENT ANY FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      IMCLONE SYSTEMS INCORPORATED


                                      By:/S/  MICHAEL J. HOWERTON
                                         ---------------------------------
                                         Name:   Michael J. Howerton
                                         Title:  Chief Financial Officer


Date:  March 23, 2005


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